Convertible Preferred Stock, Common Stock And Preferred Stock	12 Months Ended
Dec. 31, 2022
Convertible Preferred Stock, Common Stock and Preferred Stock [Abstract]
Convertible Preferred Stock, Common Stock and Preferred Stock

Note 11. Convertible Preferred Stock, Common Stock and Preferred Stock

During the years ended December 31, 2022 and 2021, SeaStar Medical, Inc. converted 194,494 and 12,226 shares of Series A-2 Preferred stock, respectively, to Series B Preferred stock. Immediately prior to the Business Combination, SeaStar Medical, Inc. converted 633,697 shares of Series B Preferred stock, 1,576,154 shares of Series A-1 Preferred stock and 577,791 shares of Series A-2 Preferred stock to 7,238,767 shares of Common Stock. Also, during the year ended December 31, 2022, SeaStar Medical, Inc. converted Convertible Notes with a principal amount of $4,636, a discount amount of $168 and accrued interest of $341 to 598,861 shares of Common Stock.

SeaStar Medical, Inc.’s convertible preferred stock was classified as temporary equity in the accompanying consolidated balance sheets given the voting interest held by convertible preferred stockholders which could cause certain events to occur that were outside of SeaStar Medical, Inc.’s control whereby SeaStar Medical, Inc. could have been obligated to redeem the convertible preferred stock. SeaStar Medical, Inc. did not adjust the carrying values of the convertible preferred stock to the respective liquidation preferences of such shares as the instruments were not yet redeemable, and SeaStar Medical, Inc. believed it was not probable that the instruments would become redeemable.

Subsequent to the Business Combination, the Company is authorized to issue 110,000,000 shares, consisting of (a) 100,000,000 shares of Common Stock and (b) 10,000,000 shares of preferred stock (the “Preferred Stock”).

Common stock

The charter of the Company (the "Charter") provides the following with respect to the rights, powers, preferences, and privileges of the Common Stock.

Voting power

Except as otherwise required by law or as otherwise provided in any certificate of designation for any series of preferred stock, the holders of Common Stock possess all voting power for the election of the Company’s directors and all other matters requiring stockholder action. Holders of Common Stock are entitled to one voter per share on matters to be voted on by stockholders. The Charter does not provide for cumulative voting rights.

Dividends

Subject to the rights, if any, of the holders of any outstanding shares of preferred stock, under the Charter, holders of Common Stock will be entitled to receive such dividends, if any, as may be declared from time to time by the Board in its discretion out of funds legally available therefor.

Liquidation, dissolution and winding up

In the event of the Company’s voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up, the holders of the Common Stock will be entitled to receive an equal amount per share of all of the Company’s assets of whatever kind available for distribution to stockholders, after the rights of the holders of the Preferred Stock have been satisfied and after payment or provision for payment of the Company’s debts.

Preemptive or other rights

There are no preemptive rights or sinking fund provisions applicable to the shares of the Company’s Common Stock.

Preferred Stock

The Charter provides that shares of preferred stock may be issued from time to time in one or more series. Our Board is authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional, or other special rights and any qualifications, limitations, and restrictions thereof, applicable to the shares of each series. We have no preferred stock outstanding at December 31, 2022.